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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 11, 2002
                                                          -------------



                        Environmental Power Corporation
                        -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-15472                04-2782065
          --------                     -------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


          One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99   Press Release of Environmental Power Corporation ("POWR") dated July 11,
2002.

ITEM 9.   REGULATION FD DISCLOSURE

The Press Release attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in the attached press release such as statements concerning our systems providing a profit-generating solution and being expected to be operational by August 2003, production of power at generating facilities to be constructed, additional farms signing on in the near future, the beginning of the engineering and construction phases of our projects, helping animal feeding operations meet pollution standards, the estimated market potential for this type of pollution control our expectation and other statements contained therein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended March 31, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ENVIRONMENTAL POWER CORPORATION

July 11, 2002                                By: /s/ R. Jeffrey Macartney
                                                 ------------------------------
                                                 R. Jeffrey Macartney
                                                 Treasurer and
                                                 Chief Financial Officer
                                                 (principal accounting officer
                                                 and authorized officer)